EMPLOYMENT AGREEMENT


THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of March 1, 1999 is entered into by and between eSYNCH CORPORATION, a Delaware corporation having its principal office at 4600 Campus Drive, Newport Beach, CA 92660 (the "Company"), and Tom Hemingway, an individual (the "Executive").

                            WlTNESSETH

WHEREAS, the Executive and the Company desire to enter this Agreement to confirm the terms and conditions on which the Company will employ the Executive;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Executive agree as follows:

1. Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and conditions hereinafter stated.

2. Term. The term of employment shall commence as of the date hereof and shall end when terminated pursuant to Section 6 below. The period described above shall be hereinafter referred to as the "Term of Employment."

3. Position, Duties, Responsibilities and Authority.

   (a) During the Term of Employment, the Executive shall serve as Chief Executive Officer of the Company, and shall report and be responsible to the Board of Directors of the Company. During the Term of Employment, the Executive shall have the duties, responsibilities and authority as shall be determined from time to time by the Board of Directors of the Company.

   (b) Throughout the Term of Employment, the Executive shall devote his full business time and attention to the business of the Company.

4. Base Compensation. During the Term of Employment, the Executive shall receive base compensation at an annual rate of not less than One Hundred Fifty Thousand Dollars ($150,000), to be paid in accordance with the Company's normal procedure for compensation of its senior executives, but not less frequently than monthly. At the end of each calendar year during the Term of Employment, the Executive's base compensation shall be reviewed by the Board of Directors of the Company, on the basis of the performance of the Executive and the profitability of the Company.

5. Employee Benefits, Perquisites and Expenses. During the Term of Employment, the Executive shall be entitled to participate in all benefit plans, programs or practices maintained by the Company for senior executives or other employees of the Company on the date hereof and any other such benefit plans, programs or practices from time to time in effect, subject to the terms thereof. Without limiting the generality of the foregoing, the Executive shall be entitled to the following:

   (a) The company hereby grants the executive (250,000) shares of eSYNCH company options that are immediately vested at a exercise price of $1.00 per share as of 1/10/99

   (b) Three (3) weeks of paid vacation in each calendar year during the Term of Employment subject to the accrual policies of the Company currently in effect or hereafter approved by the Company's Board of Directors; plus such holidays, sick leave and other time off as are established by the policies of the Company currently in effect or hereafter approved by the Company's Board of Directors;

   (c) Reimbursement for all reasonable and documented expenses incurred by the Executive in connection with the performance of his duties hereunder, all in accordance with the Company's polily with respect to such reimbursement;

   (d) Medical, dental and other supplemental health benefits, life insurance benefits for the Executive and his dependents, accidental death and dismemberment benefits for the Executive, and long-term disability benefits, at least as favorable to the Executive as those currently in effect;

   (e) Participation in the Company's 401(k) plan, and related matching program as currently in effect;

   (f) Payment of personal tax planning and preparation expenses up to a maximum of Fifteen Hundred Dollars ($1,500) per year;

   (g) A reasonable car allowance or a company car of the make and type approved by the Board of Directors of the Company but not less than $500 a month.

6. Termination of Employment. The Term of Employment shall terminate upon the occurrence of any of the following events:

        (a) The Executive may terminate his employment upon giving the Company written notice thirty (30) days in advance of the proposed date of termination.

        (b) The Executive's employment shall terminate automatically upon the death of Executive.

        (c) The Company may terminate the Executive's employment at any time for cause by delivering to the Executive a certified copy of a resolution of the Board of Directors of the Company finding that the Executive committed an act or omission constituting cause hereunder. As used herein, the term "cause" shall mean:

                 (i) Misappropriation of any material funds or property of the Company, or any act or acts of intentional dishonesty relating to the executive's employment resulting or intended to result in direct or Indirect personal gain or enrichment at the expense of the Company;

                (ii) Acting in a manner which is substantially detrimental or substantially damaging to the Company's reputation, business operations, prospects or relations with its employees, suppliers or customers, after receipt of written notice thereof from the Board of Directors of the Company and a reasonable opportunity to so remedy such acts; or

                (iii) Refusing to perform in material respects his duties hereunder (other than as a result of any temporary or permanent mental or physical impairment as certified by a physician reasonably acceptable to the Company), after receipt of written notice thereof from the Board of Directors of the Company and a reasonable opportunity to so perform such duties.

       (d) However, notwithstanding any of the above, the Company may terminate the Executive's employment without cause at any time and for any reason by giving the Executive written notice (in accordance with the notice provisions contained in Section 9)
            from the Board of Directors of the Company at least thirty (30) days in advance of the date on which the termination is to become effective.

7.   Obligations and Payments Upon  Termination.

        (a) Upon any termination of employment pursuant to Section 6, the E wxecutive and the Company shall have no further obligation to the other under this Agreement except with respect to the provisions of this Section 7.

        (b) Upon any termination of employment under Sections 6(a), 6(b) or 6(c), the Company shall pay the Executive in a lump sum within ten
            (10) days following such termination (or such earlier date required by law) an amount equal to the pro-rata amount of the base compensation owed to the Executive as of the effective date of the termination (as well as any accrued but unpaid vacation) as he may be entitled to receive up to the date of termination.

        (c) Upon any termination of employment under Section 6(d), the Company shall make payment to the Executive in the amounts and at the times set forth in Section 7(b); and, in addition:

            (i)  the Company shall pay the Executive in a lump sum within ten
                 (10) days following such termination an additional amount equal to twelve (12) months of his base compensation;

           (ii) the Company shall continue to provide to the Executive the employee benefits, perquisites and expenses identified in Section 5(c) through 5(f) hereof for the twelve (12) month period following the date of termination;

          (iii) the Company shall repay all loans and other obligations payable to the Executive in cash within ten (10) days following such termination; and

           (iv) the Company shall repurchase from the Executive all shares of capital stock, options and warrants of the Company held by him or his affiliates at the current 30 day average market trading price prior to the date of delivery notice of the Executives termination in a lump sum in cash within ten (10) days following the effective date of termination.

        (d) Provided that the Company repurchases all shares of capital stock, options and warrants of the Company held by the Executive or his affiliates pursuant to the this agreement (whether such repurchase occurs as a result of termination without cause or termination for any other reason) and, to the extent applicable, in accordance with Section 7(c)(iv) of this Agreement, the Executive hereby agrees that, from and after the date on which the closing of such repurchase occurs and continuing for a period of two (2) years thereafter, he will not, directly or indirectly, engage in any business, or have any interest in, any corporation, partnership, proprietorship, firm, Association or business, which engages in any activities competitive with the products being licensed or sold by the Company or solicit and/or recruit the company's customers, suppliers, or personnel at the time of such repurchase. This covenant shall apply in each jurisdiction in which the Company licenses or sells any products at the time of such repurchase

Notwithstanding the foregoing, this covenant shall not restrict the ability of the Executive to own up to 5% of the shares of capital stock of any public company.


8. AMENDMENT OR MODIFICATION; WAIVER. No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is authorized by the Board of Directors of the Company and is agreed to in writing, signed by the Executive and by an officer of the Company (other than the Executive) thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by any other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a subsequent breach of such condition or provision or a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time; nor shall the receipt or acceptance of compensation or other benefits following any termination of the Executive's employment be deemed a waiver of any condition or provision thereof.

9. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of this agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

10. CHOICE OF LAW. The formation, construction and performance of this agreement shall be construed in accordance with the laws of California.

11. INTEGRATION. This Agreement contains the entire agreement between the parties and supercedes all prior oral and written agreements, understandings, commitments and practices between them, including all prior employment agreements, whether or not fully performed by Executive before the date of this Agreement. No oral modifications, express or implied, may alter or vary the terms of this Agreement.

12. VENUE. Any action brought to enforce the terms of this agreement shall be commenced, prosecuted and defended exclusively in the State or Federal court of the State of California located in Orange County, California.

13. ATTORNEY'S FEES. In the event of any legal action (including any appeal of a judgement) in connection with the Agreement, the prevailing party shall be entitled to reimbursement of reasonable attorneys' fees and costs and expenses (including court costs) incurred in connection there with.

IN WITNESS WHEREOF, the Executive and the Company, by a duly authorized officer of the Company, have executed this Employment Agreement as of the first day of March, 1999

                                    COMPANY

                                       eSYNCH CORPORATION (Board of Directors)


                                       By
                                       ________________________________________


                                       By
                                       ________________________________________



                                       By
                                       ________________________________________



                                       By
                                       ________________________________________


                                        EXECUTIVE



                                          ___________________________________
                                          Tom Hemingway, an individual




THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of March 1, 1999 is entered into by and between eSYNCH CORPORATION, a Delaware corporation having its principal office at 4600 Campus Drive, Newport Beach, CA 92660
(the "Company"), and Donald C. Watters, an individual (the "Executive").

                                  WlTNESSETH

WHEREAS, the Executive and the Company desire to enter this Agreement to confirm the terms and conditions on which the Company will employ the Executive;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Executive agree as follows:

1. Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and conditions hereinafter stated.

2. Term. The term of employment shall commence as of the date hereof and shall end when terminated pursuant to Section 6 below. The period described above shall be hereinafter referred to as the "Term of Employment."

3.   Position, Duties, Responsibilities and Authority.

     (a) During the Term of Employment, the Executive shall serve as President and Chief Operating Officer of the Company, and shall report and be responsible to the Chief Executive Officer and the Board of Directors of the Company. During the Term of Employment, the Executive shall have the duties, responsibilities and authority as shall be determined from time to time by the Chief Executive Officer and the Board of Directors of the Company.

     (b) Throughout the Term of Employment, the Executive shall devote his full business time and attention to the business of the Company.

4. Base Compensation. During the Term of Employment, the Executive shall receive base compensation at an annual rate of not less than One Hundred Fifty Thousand Dollars ($150,000), to be paid in accordance with the Company's normal procedure for compensation of its senior executives, but not less frequently than monthly. At the end of each calendar year during the Term of Employment, the Executive's base compensation shall be reviewed by the Board of Directors of the Company, on the basis of the performance of the Executive and the profitability of the Company.

5. Employee Benefits, Perquisites and Expenses. During the Term of Employment, the Executive shall be entitled to participate in all benefit plans, programs or practices maintained by the Company for senior executives or other employees of the Company on the date hereof and any other such benefit plans, programs or practices from time to time in effect, subject to the terms thereof. Without limiting the generality of the foregoing, the Executive shall be entitled to the following:

     (a) The company hereby grants the executive (400,000) four-hundred thousand shares of eSYNCH stock at a purchase price of (5) five cents per share and (250,000) shares of eSYNCH company options that are immediately vested at a exercise price of $1.00 per share as of 1/10/99.

     (b) Three (3) weeks of paid vacation in each calendar year during the Term of Employment subject to the accrual policies of the Company currently in effect or hereafter approved by the Company's Board of Directors; plus such holidays, sick leave and other time off as are established by the policies of the Company currently in effect or hereafter approved by the Company's Board of Directors;

      (c) Reimbursement for all reasonable and documented expenses incurred by the Executive in connection with the performance of his duties hereunder, all in accordance with the Company's policy with respect to such reimbursement;

      (d) Medical, dental and other supplemental health benefits, life insurance benefits for the Executive and his dependents, accidental death and dismemberment benefits for the Executive, and long-term disability benefits, at least as favorable to the Executive as those currently in effect;

      (e) Participation in the Company's 401(k) plan, and related matching program as currently in effect;

      (f) Payment of personal tax planning and preparation expenses up to a maximum of Fifteen Hundred Dollars ($1,500) per year;

      (g) A reasonable car allowance or a company car of the make and type approved by the Board of Directors of the Company but not less than $500 a month.

6. Termination of Employment. The Term of Employment shall terminate upon the occurrence of any of the following events:

       (a) The Executive may terminate his employment upon giving the Company written notice thirty (30) days in advance of the proposed date of termination.

       (b) The Executive's employment shall terminate automatically upon the death of Executive.

       (c) The Company may terminate the Executive's employment at any time for cause by delivering to the Executive a certified copy of a resolution of the Board of Directors of the Company finding that the Executive committed an act or omission constituting cause hereunder. As used herein, the term "cause" shall mean:

           (i) Misappropriation of any material funds or property of the Company, or any act or acts of intentional dishonesty relating to the Executive's employment resulting or intended to result in direct or indirect personal gain or enrichment at the expense of the Company;

           (ii) Acting in a manner which is substantially detrimental or substantially damaging to the Company's reputation, business operations, prospects or relations with its employees, suppliers or customers, after receipt of written notice thereof from the Board of Directors of the Company and a reasonable opportunity to so remedy such acts; or

           (iii) Refusing to perform in material respects his duties hereunder (other than as a result of any temporary or permanent mental or physical impairment as certified by a physician reasonably acceptable to the Company), after receipt of written notice thereof from the Board of Directors of the Company and a reasonable opportunity to so perform such duties.

       (d) However, notwithstanding any of the above, the Company may terminate the Executive's employment without cause at any time and for any reason by giving the Executive written notice (in accordance with the notice provisions contained in Section 9) from the Board of Directors of the Company at least thirty (30) days in advance of the date on which the termination is to become effective.

7.   Obligations and Payments Upon Termination.

       (a) Upon any termination of employment pursuant to Section 6, the Executive and the Company shall have no further obligation to the other under this Agreement except with respect to the provisions of this Section 7.

       (b) Upon any termination of employment under Sections 6(a), 6(b) or 6(c), the Company shall pay the Executive in a lump sum within ten (10) days following such termination (or such earlier date required by law) an amount equal to the pro-rata amount of the base compensation owed to the Executive as of the effective date of the termination (as well as any accrued but unpaid vacation) as he may be entitled to receive up to the date of termination.

       (c) Upon any termination of employment under Section 6(d), the Company shall make payment to the Executive in the amounts and at the times set forth in Section 7(b); and, in addition:

           (i) the Company shall pay the Executive in a lump sum within ten (10) days following such termination an additional amount equal to twelve (12) months of his base compensation;

           (ii) the Company shall continue to provide to the Executive the employee benefits, perquisites and expenses identified in
                Section 5(c) through 5(f) hereof for the twelve (12) month period following the date of termination;


          (iii) the Company shall repay all loans and other obligations payable to the Executive in cash within ten (10) days following such termination; and

           (iv) the Company shall repurchase from the Executive all shares of capital stock, options and warrants of the Company held by him or his affiliates at the current 30 day average market trading price prior to the date of delivery notice of the Executives termination in a lump sum in cash within ten
                (10) days following the effective date of  termination.

       (d) Provided that the Company repurchases all shares of capital stock, options and warrants of the Company held by the Executive or his affiliates pursuant to the this agreement (whether such repurchase occurs as a result of termination without cause or termination for any other reason) and, to the extent applicable, in accordance with Section 7(c)(iv) of this Agreement, the Executive hereby agrees that, from and after the date on which the closing of such repurchase occurs and continuing for a period of two (2) years thereafter, he will not, directly or indirectly, engage in any business, or have any interest in, any corporation, partnership, proprietorship, firm, Association or business, which engages in any activities competitive with the products being licensed or sold by the Company or solicit and/or recruit the company's customers, suppliers, or personnel at the time of such repurchase. This covenant shall apply in each jurisdiction in which the Company licenses or sells any products at the time of such repurchase. Notwithstanding the foregoing, this covenant shall not restrict the ability of the Executive to own up to 5% of the shares of capital stock of any public company.

8.   AMENDMENT OR MODIFICATION; WAIVER. No provision of this
     Agreement may be amended, modified or waived unless such amendment, modification or waiver is authorized by the Board of Directors of the Company and is agreed to in writing, signed by the Executive and by an officer of the Company (other than the Executive) thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by any other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a subsequent breach of such condition or provision or a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time; nor shall the receipt or acceptance of compensation or other benefits following any termination of the Executive's employment be deemed a waiver of any condition or provision hereof.

9. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of this agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

10. CHOICE OF LAW. The formation, construction and performance of this agreement shall be construed in accordance with the laws of California.

11. INTEGRATION. This Agreement contains the entire agreement between the parties and supercedes all prior oral and written agreements, understandings, commitments and practices between them, including all prior employment agreements, whether or not fully performed by Executive before the date of this Agreement. No oral modifications, express or implied, may alter or vary the terms of this Agreement.

12. VENUE. Any action brought to enforce the terms of this agreement shall be commenced, prosecuted and defended exclusively in the State or Federal court of the State of California located in Orange County, California.

13.  ATTORNEY'S FEES.  In the event of any legal action
     (including any appeal of a judgement) in connection with the Agreement, the prevailing party shall be entitled to reimbursement of reasonable attorneys' fees and costs and expenses (including court costs) incurred in connection there with.




IN WITNESS WHEREOF, the Executive and the Company, by a duly authorized officer of the Company, have executed this Employment Agreement as of the first day of March, 1999

                                    COMPANY


                                       eSYNCH CORPORATION (Board of Directors)


                                        By
                                        _______________________________________


                                        By
                                        _______________________________________


                                        By
                                        _______________________________________





                                        EXECUTIVE



                                          ___________________________________
                                          Donald C Watters, an individual





     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of April 1, 1999 is entered into by and between eSYNCH CORPORATION, a Delaware corporation having its principal office at 4600 Campus Drive, Newport Beach, CA 92660
     (the "Company"), and Dick Hutt, an individual (the "Executive").

                                  WlTNESSETH

     WHEREAS, the Executive and the and the Company desire to enter this Agreement to confirm the terms and conditions on which the Company will employ the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Executive agree as follows:

1. Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and conditions hereinafter stated.

2. Term. The term of employment shall commence as of the date hereof and shall end when terminated pursuant to Section 6 below. The period described above shall be hereinafter referred to as the "Term of Employment."

3.   Position, Duties, Responsibilities and Authority.

     (a) During the Term of Employment, the Executive shall serve as Vice-President and Corporate Secretary of the Company, and shall report and be responsible to the Chief Executive Officer of the Company. During the Term of Employment, the Executive shall have the duties, responsibilities and authority as shall be determined from time to time by the Chief Executive Officer of the Company.

      (b) Throughout the Term of Employment, the Executive shall devote his full business time and attention to the business of the Company.

4. Base Compensation. During the Term of Employment, the Executive shall receive base compensation at an annual rate of not less than One Hundred Ten Thousand Dollars ($110,000), to be paid in accordance with the Company's normal procedure for compensation of its senior executives, but not less frequently than monthly. At the end of each calendar year during the Term of Employment, the Executive's base compensation shall be reviewed by the Board of Directors of the Company, on the basis of the performance of the Executive and the profitability of the Company.

5. Employee Benefits, Perquisites and Expenses. During the Term of Employment, the Executive shall be entitled to participate in all benefit plans, programs or practices maintained by the Company for senior executives or other employees of the Company on the date hereof and any other such benefit plans, programs or practices from time to time in effect, subject to the terms thereof. Without limiting the generality of the foregoing, the Executive shall be entitled to the following:

     (a)   Options in conjunction with former option agreement.

     (b) Two (2) weeks of paid vacation in each calendar year during the Term of Employment subject to the accrual policies of the Company currently in effect or hereafter approved by the Company's Board of Directors; plus such holidays, sick leave and other time off as are established by the policies of the Company currently in effect or hereafter approved by the Company's Board of Directors;

      (c) Reimbursement for all reasonable and documented expenses incurred by the Executive in connection with the performance of his duties hereunder, all in accordance with the Company's policy with respect to such reimbursement;

       (d) Medical, dental and other supplemental health benefits, life insurance benefits for the Executive and his dependents, accidental death and dismemberment benefits for the Executive, and long-term disability benefits, at least as favorable to the Executive as those currently in effect;

        (e) Participation in the Company's 401(k) plan, and related matching program as currently in effect;


6. Termination of Employment. The Term of Employment shall terminate upon the occurrence of any of the following events:

        (a) The Executive may terminate his employment upon giving the Company written notice thirty (30) days in advance of the proposed date of termination.

        (b) The Executive's employment shall terminate automatically upon the death of Executive.

        (c) The Company may terminate the Executive's employment at any time for cause by delivering to the Executive a letter finding that the Executive committed an act or omission constituting cause hereunder. As used herein, the term "cause" shall mean:

              (i) Misappropriation of any material funds or property of the Company, or any act or acts of intentional dishonesty relating to the Executive's employment resulting or intended to result in direct or indirect personal gain or enrichment at the expense of the Company;

               (ii) Acting in a manner which is substantially detrimental or substantially damaging to the Company's reputation, business operations, prospects or relations with its employees, suppliers or customers, after receipt of written notice thereof from the President/COO and a reasonable opportunity to so remedy such acts; or

             (iii) Willfully refusing to perform in material respects his duties hereunder (other than as a result of any temporary or permanent mental or physical impairment as certified by a physician reasonably acceptable to the Company), after receipt of written notice thereof from the President/COO of the Company and a reasonable opportunity to so perform such duties.

       (d) The Company may terminate the Executive's employment without cause at any time and for any reason by giving the Executive written notice from the President/COO of the Company at least thirty (30) days in advance of the date on which the termination is to become effective.

7.     Obligations and Payments Upon Termination.

        (a) Upon any termination of employment pursuant to Section 6, the Executive and the Company shall have no further obligation to the other under this Agreement except with respect to the provisions of this Section 7.


        (b) Upon any termination of employment under Sections 6(a), 6(b) or 6(c), the Company shall pay the Executive in a lump sum within ten (10) days following such termination (or such earlier date required by law) an amount equal to the base compensation provided under section 4 hereof (as well as any accrued but unpaid vacation) as he may be entitled to receive up to the date of termination.

        (c) Upon any termination of employment under Section 6(d), the Company shall make payment to the Executive in the amounts and at the times set forth in Section 7(b); and, in addition:

           (i) The Company shall pay the Executive in a lump sum within ten (10) days following such termination an additional amount equal to three (3) months of his base compensation;

           (ii) The Company shall continue to provide to the Executive the employee benefits, perquisites and expenses identified in
           Section 5(c) through 5(f) hereof for the three (3) month period following the date of termination;


           (iii) The Company shall repay all loans and other obligations payable to the Executive in cash within ten (10) days following such termination; and

           (iv) The Company shall immediately vest all shares of stock options and warrants of the Company held by the executive and the company has the right at the companies option to buy back from the executive any shares of stock, options and warrants held by the executive at the current 30 day average market trading price prior to the date of delivery of the Executive's termination.

           (v) The executive has three (3) months from the termination date in which to exercise these options and/or warrants or they expire.

        (d) Provided that the Company repurchases all shares of capital stock, options and warrants of the Company held by the Executive or his affiliates pursuant to the this agreement (whether such repurchase occurs as a result of termination without cause or termination for any other reason) and, to the extent applicable, in accordance with Section 7(c)(iv) of this Agreement, the Executive hereby agrees that, from and after the date on which the closing of such repurchase occurs and continuing for a period of two (2) years thereafter, he will not, directly or indirectly, engage in any business, or have any interest in, any corporation, partnership, proprietorship, firm, Association or business, which engages in any activities competitive with the products being licensed or sold by the Company or solicit and/or recruit the company's customers, suppliers, or personnel at the time of such repurchase. This covenant shall apply in each jurisdiction in which the Company licenses or sells any products at the time of such repurchase. Notwithstanding the foregoing, this covenant shall not restrict the ability of the Executive to own up to 5% of the shares of capital stock of any public company.

8. AMENDMENT OR MODIFICATION; Waiver. No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is authorized by the Board of Directors of the Company and is agreed to in writing, signed by the Executive and by an officer of the Company (other than the Executive) thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by any other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a subsequent breach of such condition or provision or a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time; nor shall the receipt or acceptance of compensation or other benefits following any termination of the Executive's employment be deemed a waiver of any condition or provision hereof.


9. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of this agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

10. CHOICE OF LAW. The formation, construction and performance of this agreement shall be construed in accordance with the laws of California.

11. INTEGRATION. This Agreement contains the entire agreement between the parties and supercedes all prior oral and written agreements, understandings, commitments and practices between them, including all prior employment agreements, whether or not fully performed by Executive before the date of this Agreement. No oral modifications, express or implied, may alter or vary the terms of this Agreement.

12. VENUE. Any action brought to enforce the terms of this agreement shall be commenced, prosecuted and defended exclusively in the State or Federal court of the State of California located in Orange County, California.

13. ATTORNEY'S FEES.  In the event of any legal action
    (including any appeal of a judgement) in connection with the Agreement, the prevailing party shall be entitled to reimbursement of reasonable attorneys' fees and costs and expenses (including court costs) incurred in connection there with.


IN WITNESS WHEREOF, the Executive and the Company, by a duly authorized officer of the Company, have executed this Employment Agreement as of the first day of April 1999

                                    COMPANY


                                       eSYNCH CORPORATION (Board of Directors)


                                        By
                                        _______________________________________



                                        By
                                        _______________________________________



                                        By
                                        _______________________________________


                                        EXECUTIVE



                                          ___________________________________
                                          Dick Hutt, an individual





     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of April 1, 1999 is entered into by and between eSYNCH CORPORATION, a Delaware corporation having its principal office at 4600 Campus Drive, Newport Beach, CA 92660
     (the "Company"), and Jim Budd, an individual (the "Executive").

                                  WlTNESSETH

     WHEREAS, the Executive and the and the Company desire to enter this Agreement to confirm the terms and conditions on which the Company will employ the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Executive agree as follows:

1. EMPLOYMENT. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and conditions hereinafter stated.

2. TERM. The term of employment shall commence as of the date hereof and shall end when terminated pursuant to Section 6 below. The period described above shall be hereinafter referred to as the "Term of Employment."

3.   POSITION, DUTIES, RESPONSIBILITIES AND AUTHORITY.

     (a) During the Term of Employment, the Executive shall serve as Vice-President and shall report and be responsible to the President and COO of the Company. During the Term of Employment, the Executive shall have the duties, responsibilities and authority as shall be determined from time to time by the President and COO of the Company.

     (b) Throughout the Term of Employment, the Executive shall devote his full business time and attention to the business of the Company.

4. BASE COMPENSATION. During the Term of Employment, the Executive shall receive base compensation at an annual rate of not less than One Hundred Ten Thousand Dollars ($110,000), to be paid in accordance with the Company's normal procedure for compensation of its senior executives, but not less frequently than monthly. At the end of each calendar year during the Term of Employment, the Executive's base compensation shall be reviewed by the Board of Directors of the Company, on the basis of the performance of the Executive and the profitability of the Company.

5. EMPLOYEE BENEFITS, PERQUISITES AND EQPENSES. During the Term of Employment, the Executive shall be entitled to participate in all benefit plans, programs or practices maintained by the Company for senior executives or other employees of the Company on the date hereof and any other such benefit plans, programs or practices from time to time in effect, subject to the terms thereof. Without limiting the generality of the foregoing, the Executive shall be entitled to the following:

     (a)   Options in conjunction with former option agreement.

     (b) Two (2) weeks of paid vacation in each calendar year during the Term of Employment subject to the accrual policies of the Company currently in effect or hereafter approved by the Company's Board of Directors; plus such holidays, sick leave and other time off as are established by the policies of the Company currently in effect or hereafter approved by the Company's Board of Directors;

      (c) Reimbursement for all reasonable and documented expenses incurred by the Executive in connection with the performance of his duties hereunder, all in accordance with the Company's policy with respect to such reimbursement;

      (d) Medical, dental and other supplemental health benefits, life insurance benefits for the Executive and his dependents, accidental death and dismemberment benefits for the Executive, and long-term disability benefits, at least as favorable to the Executive as those currently in effect;

      (e) Participation in the Company's 401(k) plan, and related matching program as currently in effect;


6. TERMINATION OF EMPLOYMNET. The Term of Employment shall terminate upon the occurrence of any of the following events:

       (a) The Executive may terminate his employment upon giving the Company written notice thirty (30) days in advance of the proposed date of termination.

       (b) The Executive's employment shall terminate automatically upon the death of Executive.

       (c) The Company may terminate the Executive's employment at any time for cause by delivering to the Executive a letter finding that the Executive committed an act or omission constituting cause hereunder. As used herein, the term "cause" shall mean:

           (i) Misappropriation of any material funds or property of the Company, or any act or acts of intentional dishonesty relating to the Executive's employment resulting or intended to result in direct or indirect personal gain or enrichment at the expense of the Company;

           (ii) Acting in a manner which is substantially detrimental or substantially damaging to the Company's reputation, business operations, prospects or relations with its employees, suppliers or customers, after receipt of written notice thereof from the President/COO and a reasonable opportunity to so remedy such acts; or

           (iii) Willfully refusing to perform in material respects his duties hereunder (other than as a result of any temporary or permanent mental or physical impairment as certified by a physician reasonably acceptable to the Company), after receipt of written notice thereof from the President/COO of the Company and a reasonable opportunity to so perform such duties.

       (d) The Company may terminate the Executive's employment without cause at any time and for any reason by giving the Executive written notice from the President/COO of the Company at least thirty (30) days in advance of the date on which the termination is to become effective.

7.  OBLIGATIONS AND PAYMENTS UPON TERMINATION

        (a) Upon any termination of employment pursuant to Section 6, the Executive and the Company shall have no further obligation to the other under this Agreement except with respect to the provisions of this Section 7.

        (b) Upon any termination of employment under Sections 6(a), 6(b) or 6(c), the Company shall pay the Executive in a lump sum within ten (10) days following such termination (or such earlier date required by law) an amount equal to the base compensation provided under section 4 hereof(as well as any accrued but unpaid vacation) as he may be entitled to receive up to the date of termination.

        (c) Upon any termination of employment under Section 6(d), the Company shall make payment to the Executive in the amounts and at the times set forth in Section 7(b); and, in addition:

           (i) The Company shall pay the Executive in a lump sum within ten (10) days following such termination an additional amount equal to three (3) months of his base compensation;

           (ii) The Company shall continue to provide to the Executive the employee benefits, perquisites and expenses identified in
           Section 5(c) through 5(f) hereof for the three (3) month period following the date of termination;


           (iii) The Company shall repay all loans and other obligations payable to the Executive in cash within ten (10) days following such termination; and

           (iv) The Company shall immediately vest all shares of stock options and warrants of the Company held by the executive and the company has the right at the companies option to buy back from the executive any shares of stock, options and warrants held by the executive at the current 30 day average market trading price prior to the date of delivery of the Executive's termination.

           (v) The executive has three (3) months from the termination date in which to exercise these options and/or warrants or they expire.

      (d) Provided that the Company repurchases all shares of capital stock, options and warrants of the Company held by the Executive or his affiliates pursuant to the this agreement (whether such repurchase occurs as a result of termination without cause or termination for any other reason) and, to the extent applicable, in accordance with Section 7(c)(iv) of this Agreement, the Executive hereby agrees that, from and after the date on which the closing of such repurchase occurs and continuing for a period of two (2) years thereafter, he will not, directly or indirectly, engage in any business, or have any interest in, any corporation, partnership, proprietorship, firm, Association or business, which engages in any activities competitive with the products being licensed or sold by the Company or solicit and/or recruit the company's customers, suppliers, or personnel at the time of such repurchase. This covenant shall apply in each jurisdiction in which the Company licenses or sells any products at the time of such repurchase. Notwithstanding the foregoing, this covenant shall not restrict the ability of the Executive to own up to 5% of the shares of capital stock of any public company.

8. AMENDMENT OR MODIFICATION; WAIVER. No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is authorized by the Board of Directors of the Company and is agreed to in writing, signed by the Executive and by an officer of the Company (other than the Executive) thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by any other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a subsequent breach of such condition or provision or a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time; nor shall the receipt or acceptance of compensation or other benefits following any termination of the Executive's employment be deemed a waiver of any condition or provision hereof.


9. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of this agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

10. CHOICE OF LAW. The formation, construction and performance of this agreement shall be construed in accordance with the laws of California.

11. INTEGRATION. This Agreement contains the entire agreement between the parties and supercedes all prior oral and written agreements, understandings, commitments and practices between them, including all prior employment agreements, whether or not fully performed by Executive before the date of this Agreement. No oral modifications, express or implied, may alter or vary the terms of this Agreement.

12. VENUE. Any action brought to enforce the terms of this agreement shall be commenced, prosecuted and defended exclusively in the State or Federal court of the State of California located in Orange County, California.

13. ATTORNEY'S FEES. In the event of any legal action (including any appeal of a judgement) in connection with the Agreement, the prevailing party shall be entitled to Reimbursement of reasonable attorneys' fees and costs and expenses (including court costs) incurred in connection there with.


     IN WITNESS WHEREOF, the Executive and the Company, by a duly authorized officer of the Company, have executed this Employment Agreement as of the first day of April 1999

                                    COMPANY


                                       eSYNCH CORPORATION (Board of Directors)


                                       By
                                       _______________________________________



                                       By
                                       _______________________________________



                                       By
                                       _________________________________________


                                        EXECUTIVE



                                          ___________________________________
                                          Jim Budd, an individual





     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of April 1, 1999 is entered into by and between eSYNCH CORPORATION, a Delaware corporation having its principal office at 4600 Campus Drive, Newport Beach, CA 92660
     (the "Company"), and Robert Way, an individual (the "Executive").

                                  WlTNESSETH

     WHEREAS, the Executive and the and the Company desire to enter this Agreement to confirm the terms and conditions on which the Company will employ the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Executive agree as follows:

1. EMPLOYMENT. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and conditions hereinafter stated.

2. TERM. The term of employment shall commence as of the date hereof and shall end when terminated pursuant to Section 6 below. The period described above shall be hereinafter referred to as the "Term of Employment."

3.   POSITION, DUTIES, RESPONSIBILITIES AND AUTHORITY

     (a) During the Term of Employment, the Executive shall serve as Vice-President and General Manager of the Company, and shall report and be responsible to the President and Chief Operating Officer of the Company. During the Term of Employment, the Executive shall have the duties, responsibilities and authority as shall be determined from time to time by the President and Chief Operating Officer of the Company.

     (b) Throughout the Term of Employment, the Executive shall devote his full business time and attention to the business of the Company.

4. BASE COMPENSATION. During the Term of Employment, the Executive shall receive base compensation at an annual rate of not less than One Hundred Ten Thousand Dollars ($110,000), to be paid in accordance with the Company's normal procedure for compensation of its senior executives, but not less frequently than monthly. At the end of each calendar year during the Term of Employment, the Executive's base compensation shall be reviewed by the Board of Directors of the Company, on the basis of the performance of the Executive and the profitability of the Company.

5. EMPLOYEE BENEFITS, PEREQUSITIES AND EXPENSES During the Term of Employment, the Executive shall be entitled to participate in all benefit plans, programs or practices maintained by the Company for senior executives or other employees of the Company on the date hereof and any other such benefit plans, programs or practices from time to time in effect, subject to the terms thereof. Without limiting the generality of the foregoing, the Executive shall be entitled to the following:

     (a) The company hereby grants the executive(110,000) one hundred ten thousand shares of eSYNCH options that are vested over three years at a exercise price of $1.00 per share as of 1/10/99

     (b) Three (3) weeks of paid vacation in each calendar year during the Term of Employment subject to the accrual policies of the Company currently in effect or hereafter approved by the Company's Board of Directors; plus such holidays, sick leave and other time off as are established by the policies of the Company currently in effect or hereafter approved by the Company's Board of Directors;

      (c) Reimbursement for all reasonable and documented expenses incurred by the Executive in connection with the performance of his duties hereunder, all in accordance with the Company's policy with respect to such reimbursement;

      (d) Medical, dental and other supplemental health benefits, life insurance benefits for the Executive and his dependents, accidental death and dismemberment benefits for the Executive, and long-term disability Benefits, at least as favorable to the Executive as those currently in effect;

      (e) Participation in the Company's 401(k) plan, and related matching program as currently in effect;

6. Termination of Employment. The Term of Employment shall terminate upon the occurrence of any of the following events:

       (a) The Executive may terminate his employment upon giving the Company written notice thirty (30) days in advance of the proposed date of termination.

       (b) The Executive's employment shall terminate automatically upon the death of Executive.

       (c) The Company may terminate the Executive's employment at any time for cause by delivering to the Executive a letter finding that the executive committed an act or omission constituting cause hereunder. As used herein, the term "cause" shall mean:

           (i) Misappropriation of any material funds or property of the Company, or any act or acts of intentional dishonesty relating to the Executive's employment resulting or intended to result in direct or indirect personal gain or enrichment at the expense of the Company;

           (ii) Acting in a manner which is substantially detrimental or substantially damaging to the Company's reputation, business operations, prospects or relations with its employees, suppliers or customers, after receipt of written notice thereof from the President/COO and a reasonable opportunity to so remedy such acts; or

           (iii) Willfully refusing to perform in material respects his duties hereunder (other than as a result of any temporary or permanent mental or physical impairment as certified by a physician reasonably acceptable to the Company), after receipt of written notice thereof from the President/COO of the Company and a reasonable opportunity to so perform such duties.

      (d) The Company may terminate the Executive's employment without cause at any time and for any reason by giving the Executive written notice from the President/COO of the Company at least thirty (30) days in advance of the date on which the termination is to become effective.

7.    OBLIGATIONS AND PAYMENTS UPON TERMINATION.

       (a) Upon any termination of employment pursuant to Section 6, the Executive and the Company shall have no further obligation to the other under this Agreement except with respect to the provisions of this Section 7.


        (b) Upon any termination of employment under Sections 6(a), 6(b) or 6(c), the Company shall pay the Executive in a lump sum within ten (10) days following such termination (or such earlier date required by law) an amount equal to the base compensation provided under section 4 hereof(as well as any accrued but unpaid vacation) as he may be Entitled to receive up to the date of termination.

        (c) Upon any termination of employment under Section 6(d), the Company shall make payment to the Executive in the amounts and at the times set forth in Section 7(b); and, in addition:

             (i) The Company shall pay the Executive in a lump sum within ten (10) days following such termination an additional amount equal to three (3) months of his base compensation;

            (ii) The Company shall continue to provide to the Executive the employee benefits, perquisites and expenses identified in
                  Section 5(c) through 5(f) hereof for the three (3) month period following the date of termination;


           (iii) The Company shall repay all loans and other obligations payable to the Executive in cash within ten (10) days following such termination; and

           (iv) The Company shall immediately vest all shares of stock options and warrants of the Company held by the executive and the company has the right at the companies option to buy back from the executive any shares of stock, options and warrants held by the executive at the current 30 day average market trading price prior to the date of delivery of the Executive's termination.

            (v) The executive has three (3) months from the termination date in which to exercise these options and/or warrants or they expire.

       (d) Provided that the Company repurchases all shares of capital stock, options and warrants of the Company held by the Executive pursuant to the this agreement (whether such repurchase occurs as a result of termination without cause or termination for any other reason) and, to the extent applicable, in accordance with
             Section 7(c)(iv) of this Agreement, the Executive hereby agrees that, from and after the date on which the closing of such repurchase occurs and continuing for a period of two years thereafter, he will not, directly or indirectly, engage in any business, or have any interest in, any corporation, partnership, proprietorship, firm, Association or business, which engages in any activities competitive with the products being licensed or sold by the Company at the time of such repurchase.
             This covenant shall apply in each jurisdiction in which the Company licenses or sells any products at the time of such repurchase. Notwithstanding the foregoing, this covenant shall not restrict the ability of the Executive to own up to 5% of the shares of capital stock of any public company.

8. AMENDMENT OR MODIFICATION; WAIVER. No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is authorized by the Board of Directors of the Company and is agreed to in writing, signed by the Executive and by an officer of the Company (other than the Executive) thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by any other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a subsequent breach of such condition or provision or a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time; nor shall the receipt or acceptance of compensation or other benefits following any termination of the Executive's employment be deemed a waiver of any condition or provision hereof.


9. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of this agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

10. CHOICE OF LAW. The formation, construction and performance of this agreement shall be construed in accordance with the laws of California.

11. INTEGRATION. This Agreement contains the entire agreement between the parties and supercedes all prior oral and written agreements, understandings, commitments and practices between them, including all prior employment agreements, whether or not fully performed by Executive before the date of this Agreement. No oral modifications, express or implied, may alter or vary the terms of this Agreement.

12. VENUE. Any action brought to enforce the terms of this agreement shall be commenced, prosecuted and defended exclusively in the State or Federal court of the State of California located in Orange County, California.

13. ATTORNEY'S FEES. In the event of any legal action (including any appeal of a judgement) in connection with the Agreement, the prevailing party shall be entitled to reimbursement of reasonable attorneys' fees and costs and expenses (including court costs) incurred in connection there with.


     IN WITNESS WHEREOF, the Executive and the Company, by a duly authorized officer of the Company, have executed this Employment Agreement as of the first day of April 1999

                                    COMPANY


                                       eSYNCH CORPORATION (Board of Directors)


                                        By
                                        _______________________________________



                                        By
                                        _______________________________________



                                        By
                                        _______________________________________


                                        EXECUTIVE



                                        ___________________________________
                                        Robert Way, an individual